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Scudder Contrarian Fund

Classes A, B, C and I

Semiannual Report

May 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Contrarian Fund	Nasdaq Symbol	CUSIP Number
Class A	KDCAX	81123U-105
Class B	KDCBX	81123U-402
Class C	KDCCX	81123U-501

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary May 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Contrarian Fund	6-Month	1-Year	3-Year	5-Year	10-Year
Class A	4.95%	2.78%	-.29%	8.12%	12.59%
Class B	4.53%	2.00%	-1.11%	7.19%	11.59%(a)
Class C	4.59%	1.98%	-1.09%	7.16%	11.51%(a)
S&P 500 Index+	-5.69%	-13.87%	-5.23%	6.13%	12.08%
Russell 1000 Value Index++	3.40%	-5.55%	-.04%	8.70%	13.58%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 5/31/02	$ 19.90	$ 19.88	$ 19.88
11/30/01	$ 19.05	$ 19.03	$ 19.02
Distribution Information: Six Months: Income Dividends	$ .09	$ .01	$ .01

Class A Lipper Rankings* - Multi-Cap Value Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	63	of	499	13
3-Year	253	of	347	73
5-Year	110	of	235	47
10-Year	42	of	86	48

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Class A Morningstar Rankings* - Large Value Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	37	of	913	4
3-Year	319	of	694	46
5-Year	131	of	502	26
10-Year	55	of	172	32

Rankings are historical and do not guarantee future results.

Source: Morningstar, Inc.

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
-- Scudder Contrarian Fund - Class A -- S&P 500 Index+ - - - Russell 1000 Value Index++

Yearly periods ended May 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Contrarian Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$9,687	$9,343	$13,924	$30,843
	Average annual total return	-3.13%	-2.24%	6.84%	11.92%
Class B(c)	Growth of $10,000	$9,900	$9,498	$14,047	$29,935(a)
	Average annual total return	-1.00%	-1.70%	7.03%	11.59%(a)
Class C(c)	Growth of $10,000	$10,198	$9,677	$14,128	$29,723(a)
	Average annual total return	1.98%	-1.09%	7.16%	11.51%(a)
S&P 500 Index+	Growth of $10,000	$8,613	$8,511	$13,462	$31,294
	Average annual total return	-13.87%	-5.23%	6.13%	12.08%
Russell 1000 Value Index++	Growth of $10,000	$9,445	$9,989	$15,178	$35,742
	Average annual total return	-5.55%	-0.04%	8.70%	13.58%

The growth of $10,000 is cumulative.

* Returns and rankings during the 10-year period shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.
a Returns shown for Class B and C shares for the periods prior to their inception date on September 11, 1995 are derived from the historical performance of Class A shares of the Scudder Contrarian Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Economic recovery is continuing, but at a more moderate pace than earlier in the year.

It appears that a rebound in corporate profits is underway. Unit labor costs - the main squeeze on profits in the past few years - are falling, allowing firms to restore profit margins. And increased profits will eventually provide firms the wherewithal to finance renewed capital spending. That, together with sustained consumer expenditures and an acceleration in government outlays, should be sufficient to shift final demand into higher gear during the second half of this year.

For the moment, though, demand remains steady but unspectacular, and the Federal Reserve is consequently wary of raising interest rates. We don't believe that the central bank will raise short-term interest rates until the economic recovery shifts to a more self-sustained, demand-led phase. At a minimum, the Fed will want to see more concrete signs of a revival in business investment and much greater improvement in the labor markets before raising rates. We expect this evidence to emerge gradually in the second half of the year, and then continue to solidify in 2003. As a result, we see the federal funds rate rising from its current 1.75 percent to about 2.50 percent by the end of this year, and then to 4.50 percent by the end of 2003.

How will this affect the fixed-income markets? Short-term interest rates will probably remain steady until more convincing signs of economic acceleration appear. That is unlikely before late summer. Then, once the Fed's rate-reversal process begins, short- and intermediate-term rates will rise, and continue to do so throughout the Fed's tightening process. Longer-term rates probably won't rise much, though, given that inflation is likely to remain tame.

The increase in profits we envision should obviously help equities, but markets already seem to be pricing in a sizable improvement in earnings. Further, equity valuations remain high. On balance, we expect annualized equity returns of 5 percent to 8 percent - better than in 2000 and 2001, but well below the average annual returns seen during the past few decades, and closer to what will likely be the long-term sustainable trend going forward.

Economic Guideposts Data as of 5/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you in which direction the economy and markets are going. And now the direction is up. Although diversification does not eliminate the risk of potential loss, a diversified portfolio is now, as always, a good idea.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of May 23, 2002, and may not actually come to pass.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Tom Sassi discusses the strategy of Scudder Contrarian Fund and the market environment during the six-month period ended May 31, 2002.

Q: Will you provide an overview of market conditions during the period?

A: The investment environment continued to be volatile. Although investors regained some confidence after the shock of September 11, it was not sustained. Threats of further terrorist attacks, unrest in the Middle East, and fears of a nuclear war between India and Pakistan kept investors on edge and broad market returns in negative territory during the period.

Value stocks, however, were a bright spot as investors continued to look for "lower-risk" investment alternatives. Large value stocks, such as those in which the fund invests, significantly outperformed large growth stocks during the period. The Russell 1000 Value Index, which is generally representative of the large-cap value market, gained 3.40 percent, while the Russell 1000 Growth Index, which is generally representative of the large-cap growth market, declined 12.87 percent for the same period.

Q: How did Scudder Contrarian Fund perform amid this volatility?

A: For the six months ended May 31, 2002, Scudder Contrarian Fund Class A shares (unadjusted for sales charges) gained 4.95 percent, far surpassing the fund's benchmark, the Standard & Poor's 500 (S&P), which lost 5.69 percent. The S&P 500 is an unmanaged index that is generally representative of the U.S. stock market. The fund also outperformed its peer-group averages for the Morningstar Large Value Funds category, which declined 0.18 percent, and the Lipper Multi-Cap Value Funds category, which returned 2.09 percent. The Morningstar and Lipper categories are groups of mutual funds with similar investment objectives to our fund.

Q: How did you lead the fund to outperform its benchmark, its peers and the large-value market?

A: We believe the fund's outperformance is due to consistency in our management style. We manage with a contrarian value philosophy and adhere to a disciplined investment process - never swaying to seek incremental gains from stocks that don't fit our criteria.

The huge equity declines of the last two years have broadened the market considerably. Prior to the start of this period, we had purposefully broadened the fund's portfolio -- across market sectors and by increasing the number of individual holdings. While we maintained the portfolio's dominant position in traditional "value" sectors, we also took advantage of a rare opportunity to build representative positions in cyclical and growth industries. We added quality companies - those with relatively strong fundamentals, including earnings and dividend growth faster than the market averages.

In early 2002, as it became clear that the economy was moving out of recession and into recovery, many of the fund's cyclical stocks gained ground. Cyclical stocks are deeply tied to the economy. Typically, they are stocks of companies that produce goods for use in the industrial sector of the economy or that offer products or services that consumers perceive as discretionary and buy less of during a weak economy. Historically, these stocks have rebounded strongly when economic indicators begin to improve.

We took profits by eliminating positions in the technology sector, including Dell and Adobe, all of which rallied early in the period. We also locked in gains by liquidating some retail stocks including Nordstrom and Federated Department Stores. To further support fund performance, we reduced positions in Dana Corp., an automotive parts supplier; Gannett, a media company; and The Limited, another retail stock, as they advanced.

Our contrarian value approach helped the fund's performance during this volatile period. That's because when you invest in healthy companies whose stock prices are temporarily depressed, there is greater potential for a high rate of return if earnings revert to historical levels. And that's exactly what happened. As earnings improved, the portfolio performed well, given the environment, and presented few disappointments.

Q: Where did you reinvest proceeds from the liquidations you mentioned?

A: Unlike the sell theme we employed this period, our buy criteria were not, and never are, focused on a narrow group of stocks. We base our investment decisions on a "bottom-up" stock selection process. By bottom-up, we mean that we choose stocks based solely on thorough analysis of a company, not because we like the stock's market sector or because we believe that the macroeconomic environment will support a certain industry. The basis of our strategy is thorough analysis of individual stocks. Industry and sector weightings are always a residual of individual stock selection.

This process resulted in new holdings from a variety of market sectors. New names include Alcoa, an aluminum producer; Allstate, an insurance and financial services company; Safeway, a grocery store chain; U.S. Bancorp, a financial services holding company; and Waters Corp., an analytical instrument manufacturer for the health care industry.

Q: Will you discuss specific sectors that helped performance?

A: As mentioned above, it was the fund's cyclical stocks that carried performance. On a sector basis, the fund was helped most by its consumer discretionary, industrial and financial stocks. In the consumer discretionary area, the best performers included The Limited, Dana Corp. and Newell Rubbermaid, a consumer products company, which were all up significantly during the period. In the industrial area, defense company Raytheon, home improvement products producer Masco and diversified manufacturer Honeywell all added to performance. In the financial sector, the fund's breadth of holdings helped performance as many of its stocks advanced.

Q: What about areas that disappointed?

A: Health care stocks hurt fund performance, specifically our large drug stocks. Bristol-Myers Squibb and Merck were both down significantly during the period, a result of generic competition and dwindling pipelines of new products. We believe, however, that these firms, given time, will make it through this difficult period and represent good investments. We believe both stocks reconcile well with our approach, with premium quality and long-term earnings and dividend growth superior to the broad market. The vast resources of these companies and the lessons of history suggest that new products and improving earnings are likely over the longer term.

Q: Will you share your outlook for the markets and for Scudder Contrarian Fund in particular?

A: Although the economy is clearly in a state of recovery, we don't expect to see a quick bounce-back in stock prices. We expect more of a trickle-down effect, in which better corporate profits eventually translate into improving stock prices by the end of 2002. However, there are many cross currents that could impact this outlook. The U.S. dollar remains weak, which is resulting in assets being removed from the U.S. stock market and reinvested abroad. Even more serious is the threat of nuclear war and terrorist activities, which is currently casting a negative tone over the market. Within this type of environment, we believe that low-P/E (price/earnings ratio) value stocks, such as those in which the fund invests, provide the best relative opportunity for investors.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions.

Portfolio Summary May 31, 2002

Asset Allocation	5/31/02	11/30/01

Common Stocks	92%	92%
Cash Equivalents	8%	8%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	5/31/02	11/30/01

Financial	32%	23%
Manufacturing	13%	13%
Energy	12%	7%
Technology	11%	16%
Consumer Staples	9%	12%
Consumer Discretionary	9%	11%
Health	6%	7%
Service Industries	3%	2%
Transportation	1%	2%
Other	4%	7%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2002 (30.1% of Portfolio)
1. Exxon Mobil Corp. Explorer and provider of oil and gas	4.0%
2. McDonald's Corp. Operator of fast food restaurants	3.4%
3. Sonoco Products Co. Manufacturer of tubes and cores for industrial use	3.2%
4. KeyCorp Provider of commercial banking services	3.1%
5. Intel Corp. Designer, manufacturer and seller of computer components and related products	3.0%
6. Wachovia Corp. Provider of financial services	2.9%
7. BP PLC Explorer and producer of oil and natural gas	2.7%
8. Fannie Mae Facilitator of mortgages and issuer of mortgage-backed securities	2.7%
9. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	2.6%
10. ChevronTexaco Corp. Operator of petroleum exploration, delivery and refining facilities	2.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of May 31, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 92.0%
Construction 0.5%
Building Products
Masco Corp.	44,000	1,173,040
Consumer Discretionary 8.0%
Department & Chain Stores 3.2%
Gap, Inc.	70,000	1,019,900
Sears, Roebuck & Co.	20,000	1,181,000
The Limited, Inc.	86,600	1,817,734
The May Department Stores Co.	88,750	3,122,225
		7,140,859
Home Furnishings 1.4%
Newell Rubbermaid, Inc.	90,300	3,083,745
Restaurants 3.4%
McDonald's Corp.	260,000	7,784,400
Consumer Staples 8.3%
Alcohol & Tobacco 0.7%
Philip Morris Companies, Inc.	27,100	1,551,475
Food & Beverage 7.6%
Albertson's, Inc.	50,000	1,758,500
Campbell Soup Co.	92,000	2,599,000
ConAgra, Inc.	104,300	2,566,822
H.J. Heinz Co.	50,500	2,051,815
Safeway, Inc.*	66,100	2,686,965
Sara Lee Corp.	264,100	5,567,228
		17,230,330
Durables 0.7%
Automobiles
Dana Corp.	76,200	1,624,584
Energy 11.3%
Oil & Gas Production 5.2%
BP PLC (ADR)	117,614	6,006,547
ChevronTexaco Corp.	65,900	5,749,775
		11,756,322
Oil Companies 6.1%
Exxon Mobil Corp.	227,200	9,072,096
Phillips Petroleum Co.	58,400	3,360,920
Royal Dutch Petroleum Co. (New York shares)	25,000	1,375,000
		13,808,016
Financial 29.5%
Banks 21.8%
AmSouth Bancorp.	200,000	4,440,000
Bank of America Corp.	68,900	5,223,309
FleetBoston Financial Corp.	110,000	3,876,400
J.P. Morgan Chase & Co.	154,900	5,568,655
KeyCorp	254,000	6,934,200
National City Corp.	113,900	3,790,592
PNC Financial Services Group	89,600	5,040,000
SunTrust Banks, Inc.	58,300	3,981,890
U.S. Bancorp	157,000	3,713,050
Wachovia Corp.	173,100	6,641,847
		49,209,943
Insurance 1.3%
Allstate Corp.	46,000	1,770,080
MGIC Investment Corp.	16,000	1,164,480
		2,934,560
Other Financial Companies 5.1%
Fannie Mae	75,000	6,000,750
Freddie Mac	84,900	5,565,195
		11,565,945
Real Estate 1.3%
Post Properties, Inc. (REIT)	95,700	2,966,700
Health 5.6%
Medical Supply & Specialty 1.5%
Becton, Dickinson & Co.	63,000	2,368,800
Waters Corp.*	40,000	1,066,400
		3,435,200
Pharmaceuticals 4.1%
Bristol-Myers Squibb Co.	118,900	3,700,168
Merck & Co., Inc.	97,500	5,567,250
		9,267,418
Manufacturing 12.2%
Chemicals 2.4%
Dow Chemical Co.	164,800	5,494,432
Containers & Paper 3.2%
Sonoco Products Co.	262,900	7,345,426
Diversified Manufacturing 2.8%
Honeywell International, Inc.	100,400	3,935,680
Textron, Inc.	51,100	2,397,612
		6,333,292
Electrical Products 2.1%
Emerson Electric Co.	81,000	4,685,850
Machinery/Components/Controls 1.7%
Pitney Bowes, Inc.	94,400	3,865,680
Media 1.0%
Print Media
Gannett Co., Inc.	29,200	2,213,360
Metals and Minerals 0.9%
Steel & Metals
Alcoa, Inc.	60,200	2,105,796
Service Industries 3.0%
Miscellaneous Consumer Services 1.6%
Diebold, Inc.	91,000	3,597,230
Printing/Publishing 1.4%
Equifax, Inc.	114,500	3,163,635
Technology 9.7%
Diverse Electronic Products 0.4%
Applied Materials, Inc.*	40,000	887,200
Electronic Data Processing 3.3%
Hewlett-Packard Co.	311,663	5,949,647
International Business Machines Corp.	19,000	1,528,550
		7,478,197
Military Electronics 1.4%
Raytheon Co.	72,000	3,182,400
Semiconductors 4.6%
Intel Corp.	249,000	6,877,380
Sanmina Corp.	308,748	3,550,602
		10,427,982
Transportation 1.3%
Railroads
Burlington Northern Santa Fe Corp.	100,000	2,830,000
Total Common Stocks (Cost $197,965,093)		208,143,017

Cash Equivalents 8.0%
Scudder Cash Management QP Trust, 1.86% (b) (Cost $18,033,453)	18,033,453	18,033,453
Total Investment Portfolio - 100.0% (Cost $215,998,546) (a)		226,176,470

* Non-income producing security.
(a) The cost for federal income tax purposes was $216,512,326. At May 31, 2002, net unrealized appreciation for all securities based on tax cost was $9,664,144. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,109,390 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,445,246.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Asset Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $215,998,546)	$ 226,176,470
Cash	10,000
Receivable for investments sold	6,095,398
Dividends receivable	629,160
Interest receivable	22,923
Receivable for Fund shares sold	392,593
Foreign taxes recoverable	2,175
Total assets	233,328,719
Liabilities
Payable for investments purchased	650,087
Payable for Fund shares redeemed	410,111
Accrued management fee	139,242
Other accrued expenses and payables	206,185
Total liabilities	1,405,625
Net assets, at value	$ 231,923,094
Net Assets
Net assets consist of: Undistributed net investment income	410,741
Net unrealized appreciation (depreciation) on investments	10,177,924
Accumulated net realized gain (loss)	(21,931,828)
Paid-in capital	243,266,257
Net assets, at value	$ 231,923,094

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2002 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($147,495,658 / 7,410,322 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 19.90
Maximum offering price per share (100 / 94.25 of $19.90)	$ 21.11
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($64,934,894 / 3,265,750 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)
$ 19.88
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($14,574,094 / 733,042 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 19.88
Class I
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($4,918,448 / 246,385 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 19.96

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2002 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $12,279)	$ 2,462,449
Interest	156,022
Total Income	2,618,471
Expenses: Management fee	826,570
Administrative fee	345,629
Distribution service fees	564,849
Directors' fees and expenses	17,908
Total expenses, before expense reductions	1,754,956
Expense reductions	(47)
Total expenses, after expense reductions	1,754,909
Net investment income (loss)	863,562
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(2,155,156)
Net unrealized appreciation (depreciation) during the period on investments	11,494,741
Net gain (loss) on investment transactions	9,339,585
Net increase (decrease) in net assets resulting from operations	$ 10,203,147

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2002 (Unaudited)	Year Ended November 30, 2001
Operations: Net investment income (loss)	$ 863,562	$ 1,519,576
Net realized gain (loss) on investment transactions	(2,155,156)	5,734,074
Net unrealized appreciation (depreciation) on investment transactions during the period	11,494,741	11,062,567
Net increase (decrease) in net assets resulting from operations	10,203,147	18,316,217
Distributions to shareholders from: Net investment income: Class A	(636,466)	(1,474,987)
Class B	(37,281)	(173,820)
Class C	(9,914)	(42,410)
Class I	(17,199)	(21,368)
Fund share transactions: Proceeds from shares sold	36,946,985	63,186,759
Reinvestment of distributions	661,755	1,612,106
Cost of shares redeemed	(28,575,552)	(62,428,910)
Net increase (decrease) in net assets from Fund share transactions	9,033,188	2,369,955
Increase (decrease) in net assets	18,535,475	18,973,587
Net assets at beginning of period	213,387,619	194,414,032
Net assets at end of period (including undistributed net investment income of $410,741 and $248,039, respectively)	$ 231,923,094	$ 213,387,619

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2002[a]	2001	2000	1999	1998	1997[b]	1996[c]
Selected Per Share Data
Net asset value, beginning of period	$ 19.05	$ 17.51	$ 19.75	$ 22.90	$ 21.13	$ 16.93	$ 16.20
Income (loss) from investment operations:
Net investment income (loss)	.11[d]	.19[d]	.30[d]	.34[d]	.28	.23	.23
Net realized and unrealized gain (loss) on investment transactions	.83	1.57	(.39)	(1.40)	3.48	4.25	2.07
Total from investment operations	.94	1.76	(.09)	(1.06)	3.76	4.48	2.30
Less distributions from: Net investment income	(.09)	(.22)	(.35)	(.31)	(.27)	(.20)	(.22)
Net realized gains on investment transactions	-	-	(1.80)	(1.78)	(1.72)	(.08)	(1.35)
Total distributions	(.09)	(.22)	(2.15)	(2.09)	(1.99)	(.28)	(1.57)
Net asset value, end of period	$ 19.90	$ 19.05	$ 17.51	$ 19.75	$ 22.90	$ 21.13	$ 16.93
Total Return (%)[e]	4.95**	10.06	.54	(5.06)	19.51	26.58**	14.42[f]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	147	130	113	173	152	101	47
Ratio of expenses before expense reductions (%)	1.32*	1.46	1.53[g]	1.41	1.37	1.35*	1.25
Ratio of expenses after expense reductions (%)	1.32*	1.46	1.52[g]	1.40	1.37	1.35*	1.23
Ratio of net investment income (loss) (%)	1.06*	1.04	1.85	1.53	1.36	1.47*	1.56
Portfolio turnover rate (%)	76*	76	46	88	64	77*	95
[a] For the six months ended May 31, 2002 (Unaudited).
[b] For the eleven months ended November 30, 1997.
[c] For the year ended December 31, 1996.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charge.
[f] Total return would have been lower had certain expenses not been waived.
[g] The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 1.50% and 1.49%, respectively.
* Annualized ** Not annualized

Class B
Years Ended November 30,	2002[a]	2001	2000	1999	1998	1997[b]	1996[c]
Selected Per Share Data
Net asset value, beginning of period	$ 19.03	$ 17.47	$ 19.68	$ 22.82	$ 21.08	$ 16.92	$ 16.20
Income (loss) from investment operations:
Net investment income (loss)	.03[d]	.04[d]	.14[d]	.14[d]	.08	.08	.11
Net realized and unrealized gain (loss) on investment transactions	.83	1.57	(.36)	(1.38)	3.46	4.22	2.07
Total from investment operations	.86	1.61	(.22)	(1.24)	3.54	4.30	2.18
Less distributions from: Net investment income	(.01)	(.05)	(.19)	(.12)	(.08)	(.06)	(.11)
Net realized gains on investment transactions	-	-	(1.80)	(1.78)	(1.72)	(.08)	(1.35)
Total distributions	(.01)	(.05)	(1.99)	(1.90)	(1.80)	(.14)	(1.46)
Net asset value, end of period	$ 19.88	$ 19.03	$ 17.47	$ 19.68	$ 22.82	$ 21.08	$ 16.92
Total Return (%)[e]	4.53**	9.21	(.29)	(5.90)	18.32	25.44**	13.61[f]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	67	68	109	100	71	29
Ratio of expenses before expense reductions (%)	2.13*	2.27	2.53[g]	2.29	2.31	2.26*	2.34
Ratio of expenses after expense reductions (%)	2.13*	2.27	2.53[g]	2.29	2.31	2.26*	2.11
Ratio of net investment income (loss) (%)	.25*	.23	.84	.64	.42	.56*	.68
Portfolio turnover rate (%)	76*	76	46	88	64	77*	95
[a] For the six months ended May 31, 2002 (Unaudited).
[b] For the eleven months ended November 30, 1997.
[c] For the year ended December 31, 1996.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charge.
[f] Total return would have been lower had certain expenses not been waived.
[g] The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 2.47% and 2.47%, respectively.
* Annualized ** Not annualized

Class C
Years Ended November 30,	2002[a]	2001	2000	1999	1998	1997[b]	1996[c]
Selected Per Share Data
Net asset value, beginning of period	$ 19.02	$ 17.48	$ 19.68	$ 22.82	$ 21.06	$ 16.90	$ 16.20
Income (loss) from investment operations:
Net investment income (loss)	.03[d]	.03[d]	.15[d]	.12[d]	.05	.06	.11
Net realized and unrealized gain (loss) on investment transactions	.84	1.57	(.36)	(1.39)	3.47	4.20	2.05
Total from investment operations	.87	1.60	(.21)	(1.27)	3.52	4.26	2.16
Less distributions from: Net investment income	(.01)	(.06)	(.19)	(.09)	(.04)	(.02)	(.11)
Net realized gains on investment transactions	-	-	(1.80)	(1.78)	(1.72)	(.08)	(1.35)
Total distributions	(.01)	(.06)	(1.99)	(1.87)	(1.76)	(.10)	(1.46)
Net asset value, end of period	$ 19.88	$ 19.02	$ 17.48	$ 19.68	$ 22.82	$ 21.06	$ 16.90
Total Return (%)[e]	4.59**	9.10	(.18)	(6.01)	18.25	25.26**	13.51[f]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	14	12	18	12	6	2
Ratio of expenses before expense reductions (%)	2.10*	2.32	2.48[g]	2.36	2.40	2.47*	2.80
Ratio of expenses after expense reductions (%)	2.10*	2.32	2.47[g]	2.35	2.40	2.47*	2.12
Ratio of net investment income (loss) (%)	.28*	.18	.91	.58	.33	.35*	.67
Portfolio turnover rate (%)	76*	76	46	88	64	77*	95
[a] For the six months ended May 31, 2002 (Unaudited).
[b] For the eleven months ended November 30, 1997.
[c] For the year ended December 31, 1996.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charge.
[f] Total return would have been lower had certain expenses not been waived.
[g] The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 2.42% and 2.42%, respectively.
* Annualized ** Not annualized

Class I
Years Ended November 30,	2002[a]	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.10	$ 17.56	$ 17.34
Income (loss) from investment operations: Net investment income (loss)[c]	.15	.30	.48
Net realized and unrealized gain (loss) on investment transactions	.85	1.56	1.75
Total from investment operations	1.00	1.86	2.23
Less distributions from: Net investment income	(.14)	(.32)	(.21)
Total distributions	(.14)	(.32)	(.21)
Net asset value, end of period	$ 19.96	$ 19.10	$ 17.56
Total Return (%)[c]	5.23**	10.66	2.63**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	2	1
Ratio of expenses (%)	.86*	.91	1.70*
Ratio of net investment income (loss) (%)	1.52*	1.59	6.19*
Portfolio turnover rate (%)	76*	76	46*
[a] For the six months ended May 31, 2002 (Unaudited).
[b] For the period June 1, 2000 (commencement of sales of Class I shares) to November 30, 2000.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Contrarian Fund (the ``Fund'') is a diversified series of Scudder Value Series (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2001, the Fund had a net tax basis capital loss carryforward of approximately $19,257,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $81,001,053 and $77,102,547, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended May 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by each class of the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375%, 0.35% and 0.100% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended May 31, 2002, the Administrative Fee was as follows:

Administrative Fees	Total Aggregated	Unpaid at May 31, 2002
Class A	$ 222,724	$ 44,983
Class B	123,839	22,964
Class C	25,298	4,830
Class I	1,428	385
	$ 373,289	$ 73,162

In addition, the Administrative Fee expense on the Statement of Operations includes $(27,660) changes in estimates of expenses.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2002
Class B	$ 247,676	$ 42,265
Class C	54,210	9,644
	$ 301,886	$ 51,909

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2002
Class A	$ 162,334	$ 48,721
Class B	82,559	16,026
Class C	18,070	3,931
	$ 262,963	$ 68,678

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of the Class A shares for the six months ended May 31, 2002, aggregated $249.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2002, the CDSC for Class B and C shares aggregated $153,623 and $1,742, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2002, SDI received $264.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust''), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended May 31, 2002, totaled $156,022 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $47 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2002		Year Ended November 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,251,530	$ 24,750,298	2,320,787	$ 44,113,876
Class B	355,769	7,009,908	705,648	13,354,315
Class C	110,020	2,159,927	246,200	4,499,632
Class I	152,271	3,026,852	63,734	1,218,936
		$ 36,946,985		$ 63,186,759
Shares issued to shareholders in reinvestment of dividends
Class A	30,680	$ 601,733	77,028	$ 1,393,493
Class B	1,782	34,601	9,118	162,585
Class C	423	8,222	1,935	34,661
Class I	872	17,199	1,183	21,367
		$ 661,755		$ 1,612,106
Shares redeemed
Class A	(702,813)	$ (13,816,581)	(2,037,589)	$ (38,178,638)
Class B	(612,343)	(12,029,941)	(1,073,946)	(20,084,919)
Class C	(128,795)	(2,511,825)	(204,629)	(3,882,616)
Class I	(10,932)	(217,205)	(15,251)	(282,737)
		$ (28,575,552)		$ (62,428,910)
Net increase (decrease)
Class A	579,397	$ 11,535,450	360,226	$ 7,328,731
Class B	(254,792)	(4,985,432)	(359,180)	(6,568,019)
Class C	(18,352)	(343,676)	43,506	651,677
Class I	142,211	2,826,846	49,666	957,566
		$ 9,033,188		$ 2,369,955

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Contrarian Fund, a series of Scudder Value Series, Inc., was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders of the fund (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
5,886,267	82,047	133,577

The meeting was reconvened on May 7, 2002, at which time the following matter was voted upon by the shareholders of each series of Scudder Value Series, Inc., voting together:

2. To approve the amendment and restatement of the Articles of Incorporation of Scudder Value Series, Inc.

Affirmative	Against	Abstain	Broker Non-Votes*
63,846,464	1,614,101	3,513,361	42,625,308

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2012 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

Notes

Performance Summary May 31, 2002

Average Annual Total Returns*
	6-Month	1-Year	Life of Class**
Scudder Contrarian Fund - Class I Shares	5.23%	3.26%	9.35%
S&P 500 Index+	-5.69%	-13.87%	-12.23%

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed shares may be worth more or less than their original cost.

Growth of an Assumed $10,000 Investment
-- Scudder Contrarian Fund - Class I Shares -- S&P 500 Index+

Dividend Review
During the six months, Scudder Contrarian Fund - Class I shares paid the following dividends:
Income Dividends	$ .14

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.
** The Class commenced operations on June 1, 2000. Index comparisons begin May 31, 2000.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Manager

Deutsche Investment Management Americas Inc.

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder Contrarian Fund prospectus and the 2001 Annual Report for Scudder Contrarian Fund.

(SCON-2I)